UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[  ] Definitive Proxy Statement.

[X] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12.

Greenpro Capital Corp.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X].	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c−5(g) and 0−11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0−11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0−1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Shareholders to be held on June 7, 2016 at 10:00 a.m. at the offices of Suite 2201, 22/F Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - GreenPro Capital Corp. Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

The Board of Directors recommends you vote FOR all of the following director nominees:

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAME BELOW:

01 Lee Chong Kuang 02 Loke Che Chan, Gilbert 03 Thanawat Lertwattanarak
04 Srirat Chuchottaworn 05 Hee Chee Keong 06 Shum Albert
07 Chin Kiew Kwong

The Board of Directors recommends you vote FOR proposals 2, 3, and 5, "EVERY THREE YEARS" on Proposal 4:

(2) To ratify the appointment of Anton & Chia, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016;

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3) To consider and act on an advisory (non-binding) proposal on the compensation arrangement of certain executive officers (the "say-on-pay");

☐ FOR ☐ AGAINST ☐ ABSTAIN

(4) To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers (the "say-on-frequency");

☐ EVERY ONE YEAR ☐ EVERY TWO YEARS ☐ EVERY THREE YEARS ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: If any other matters properly come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgement.

Date ____________ **Signature** ____________________ **Signature, if held jointly** ____________________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

GreenPro Capital Corp.

Annual Meeting of Stockholders

JUNE 7, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
To Be Held on June 7, 2016

GREENPRO CAPITAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby appoints Lee Chong Kuang, Chief Executive Officer, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.0001 per share, of Greenpro Capital Corp. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on June 7, 2016, at 10:00 a. m. local time at the company’s office, located at Suite 2201, 22/F Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of Anton & Chia, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016, FOR the proposal on the compensation arrangement of certain executive officers, EVERY THREE YEARS on the proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers, FOR the ratification of the Company’s prior amendment of its Articles of Incorporation filed with the Nevada Secretary of State on May 6th, 2015, changing the Company’s name from Greenpro Inc. to Greenpro Capital Corp., and, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on June 7, 2016 at 10:00 a.m. (Local Time). [  ]

(Continued and to be signed on Reverse Side)